UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 31, 2018

Date of Report (Date of earliest event reported)

QUALCOMM Incorporated

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-19528	95-3685934
(Commission File Number)	(IRS Employer Identification No.)

5775 Morehouse Drive, San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)

858-587-1121

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On May 31, 2018 (the “Settlement Date”), QUALCOMM Incorporated (“Qualcomm” or the “Company”) executed an Officers’ Certificate (the “Officers’ Certificate”), in accordance with Sections 2.02, 2.12, 10.04 and 10.05 of the Indenture dated May 20, 2015 (the “Base Indenture” and, together with the Officers’ Certificate, the “Indenture”) between the Company and U.S. Bank National Association, as trustee (the “Trustee”), in connection with the offers to exchange (the “Exchange Offers”) all validly tendered and not validly withdrawn: (i) Floating Rate Notes due 2019 of the Company (the “Old 2019 Floating Rate Notes”); (ii) Floating Rate Notes due 2020 of the Company (the “Old 2020 Floating Rate Notes” and, together with the Old 2019 Floating Rate Notes, the “Old Floating Rate Notes”); and (iii) 1.850% Notes due 2019 of the Company (the “Old 2019 Fixed Rate Notes” and, together with the Old Floating Rate Notes, the “Old Notes”) for the following new series of notes issued by the Company: (i) Floating Rate Notes due 2019 of the Company (the “New 2019 Floating Rate Notes”); (ii) Floating Rate Notes due 2020 of the Company (the “New 2020 Floating Rate Notes” and, together with the New 2019 Floating Rate Notes, the “New Floating Rate Notes”); and (iii) 1.850% Notes due 2019 of the Company (the “New 2019 Fixed Rate Notes” and, together with the New Floating Rate Notes, the “New Notes”). The New 2019 Floating Rate Notes and the New 2019 Fixed Rate Notes mature on May 21, 2019, and the New 2020 Floating Rate Notes mature on May 21, 2020, unless earlier repurchased or redeemed, if applicable. The New Notes are the Company’s senior unsecured obligations and rank equally with the Company’s other senior debt from time to time outstanding.

The New 2019 Fixed Rate Notes will bear interest at the rate of 1.850% per year. Interest on the New 2019 Fixed Rate Notes will be payable semiannually on May 20 and November 20 of each year (other than May 20, 2019) and on the maturity date, beginning on November 20, 2018 and interest will accrue from May 20, 2018. The Company will make each interest payment to the holders of record on the immediately preceding May 1 or November 1, respectively, and in the case of interest payable on the maturity date, to the holders of record on May 1, 2019.

The interest on the New 2019 Floating Rate Notes and the New 2020 Floating Rate notes for a particular interest period will be a per annum rate equal to the three-month LIBOR as determined on the interest determination date plus 0.360% and 0.450%, respectively. Interest on the New 2019 Floating Rate Notes and the New 2020 Floating Rate Notes will be payable quarterly on February 20, May 20, August 20 and November 20 for each year (other than May 20, 2019 for the New 2019 Floating Rate Notes and May 20, 2020 for the New 2020 Floating Rate Notes) and on the maturity date, beginning on August 20, 2018 and interest will accrue from May 20, 2018. The Company will make each interest payment to the holders of record on the immediately preceding February 1, May 1, August 1 or November 1, respectively, and in the case of interest payable on the maturity date, to the holders of record on May 1, 2019 in the case of the New 2019 Floating Rate Notes and May 1, 2020 in the case of the New 2020 Floating Rate Notes.

The Company may, at its option, redeem some or all of the New 2019 Fixed Rate Notes at any time at the applicable redemption price, as described in the form of New 2019 Fixed Rate Note. The Company may not redeem the New Floating Rate Notes at its option prior to maturity.

On October 27, 2016, the Company announced a definitive agreement (as amended or supplemented, the “Purchase Agreement”) under which Qualcomm River Holdings, B.V., an indirect, wholly owned subsidiary of the Company, will acquire NXP Semiconductors N.V. (“NXP”). Each of the New Notes contains a special mandatory redemption provision which requires Qualcomm to redeem the New Notes at a redemption price equal to 101% of the aggregate principal amount of the New Notes, plus accrued and unpaid interest to, but excluding, the date of such special mandatory redemption, if the Acceptance Time (as defined in the Purchase Agreement) has not occurred on or before 11:59 p.m., New York City time on November 1, 2018 or if, prior to such date, the Purchase Agreement is terminated.

The Indenture contains customary events of default with respect to the New Notes, including failure to make required payments, failure to comply with certain agreements or covenants, and certain events of bankruptcy and insolvency. Events of default under the Indenture arising from certain events of bankruptcy or insolvency will automatically cause the acceleration of the amounts due under the New Notes. If any other event of default under the Indenture occurs and is continuing, the Trustee or the holders of at least 25% in aggregate principal amount of the applicable series of then outstanding New Notes may declare the acceleration of the amounts due under such New Notes.

The foregoing description of the New Notes and the Indenture is qualified in its entirety by reference to the full text of the Indenture, which is incorporated herein by reference to Exhibit 4.1 to Qualcomm’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 21, 2015, the Officers’ Certificate, which is included as Exhibit 4.2 to this report, and the forms of New Notes, which are included as Exhibits 4.3, 4.4, 4.5, 4.6, 4.7 and 4.8 to this report, and each of which is incorporated into this Current Report on Form 8-K.

In connection with the issuance of the New Notes, Qualcomm entered into a Registration Rights Agreement, dated as of May 31, 2018, with the dealer managers named therein, which will give holders of the New Notes certain exchange and registration rights with respect to the New Notes. A copy of the Registration Rights Agreement is filed as Exhibit 4.9 and is incorporated herein by reference in its entirety.

Item 2.04.	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

Optional Redemption

On May 31, 2018, Qualcomm called for redemption all of the $1,126,368,000 principal amount of Old 2019 Fixed Rate Notes (CUSIP No. 747525 AM5) and $1,500,000,000 principal amount of its 2.100% Notes due 2020 (CUSIP No. 747525 AP8) (the “Old 2020 Fixed Rate Notes” and, together with the Old 2019 Fixed Rate Notes, the “Old Fixed Rate Notes”) outstanding after the Exchange Offers and the Cash Offers (as defined below) in accordance with the optional redemption provisions of each series of Old Fixed Rate Notes (the “Optional Redemption”).

The redemption date for the Old Fixed Rate Notes will be July 2, 2018 (the “Optional Redemption Date”).

The redemption price for each series of the Old Fixed Rate Notes with respect to any Old Fixed Rate Note redeemed in the Optional Redemption is equal to the greater of the following amounts:

(i)	100% of the aggregate principal amount of such Old Fixed Rate Notes, and

(ii)	the sum of the present values of the remaining scheduled payments of principal and interest on such Old Fixed Rate Notes that would have been payable in respect of such Old Fixed Rate Notes (not including any portion of payments of interest accrued to the Optional Redemption Date, discounted to the Optional Redemption Date, on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months)) at the adjusted treasury rate (calculated pursuant to the applicable form of note filed as Exhibit 4.6 and Exhibit 4.7, respectively, to Qualcomm’s Current Report on Form 8-K filed on May 31, 2017) plus 10 basis points plus in the case of each of (i) and (ii), accrued and unpaid interest to, but excluding, the Optional Redemption Date.

The paying agent for the Old Fixed Rate Notes is U.S. Bank National Association, located at 111 Fillmore Ave. East, EP-MN-WS2N, St. Paul, MN 55107.

In connection with the Optional Redemption, on May 31, 2018, Qualcomm satisfied and discharged the Indenture with respect to the Old Fixed Rate Notes in accordance with its terms by depositing an amount with the Trustee sufficient to pay and discharge the Old Fixed Rate Notes in full. Upon the deposit of such money with the Trustee, the Indenture was satisfied and discharged and is of no further force or effect with respect to the Old Fixed Rate Notes.

Special Mandatory Redemption

On June 1, 2018, the Old Floating Rate Notes became subject to mandatory redemption in accordance with the special mandatory redemption provision of each series of Old Floating Rate Notes. Each series of Old Floating Rate Notes contains a special mandatory redemption provision that would be triggered in the event that the Acceptance Time has not occurred on or before 11:59 p.m., New York City time on June 1, 2018, or if prior to such date, the Purchase Agreement is terminated. As of June 1, 2018, the Acceptance Time had not occurred and, as a result, Qualcomm will redeem each series of Old Floating Rate Notes in whole at a special mandatory redemption price equal to 101% of the aggregate principal amount of each series of Old Floating Rate Notes plus accrued but unpaid interest on the principal amount of such Old Floating Rate Notes to, but excluding, the date of redemption.

Pursuant to the Indenture, Qualcomm expects to notify the Trustee, on or before June 8, 2018, of its requirement to redeem the following Old Floating Rate Notes subject to the special mandatory redemption provision:

(i)	$694,992,000 aggregate principal amount of Old 2019 Floating Rate Notes (CUSIP No. 747525 AN3);

(ii)	$485,068,000 aggregate principal amount of Old 2020 Floating Rate Notes (CUSIP No. 747525 AQ6);

The redemption date for the Old Floating Rate Notes will be July 6, 2018.

The paying agent for the Old Floating Rate Notes is U.S. Bank National Association, located at 111 Fillmore Ave. East, EP-MN-WS2N, St. Paul, MN 55107.

Qualcomm anticipates that, following the redemptions described above, Qualcomm will continue to have access to sufficient funds to consummate the proposed acquisition of NXP pursuant to the Purchase Agreement.

Item 8.01.	Other Events.

On the Settlement Date, Qualcomm completed its previously announced Exchange Offers to exchange all validly tendered and not validly withdrawn Old Notes for the New Notes and cash. Also on the Settlement Date, Qualcomm completed its previously announced offers to purchase (the “Cash Offers”) all validly tendered and not validly withdrawn: (i) Old 2019 Floating Rate Notes; (ii) Old 2020 Floating Rate Notes; and (iii) Old 2019 Fixed Rate Notes for cash payments in the amount of $1,002.50 per $1,000.00 principal amount of Old Notes. Qualcomm’s previously announced Exchange Offer and Cash Offer for the Old 2020 Fixed Rate Notes were not completed because the minimum condition in the Exchange Offer for such series of notes was not satisfied. The Exchange Offers were open only to certain investors, and the Cash Offers were open only to retail holders who were not eligible to participate in the Exchange Offers.

Pursuant to the Exchange Offers, the aggregate principal amounts of the Old Notes set forth below were validly tendered and accepted and subsequently cancelled:

(i)	$52,338,000 aggregate principal amount of Old 2019 Floating Rate Notes;

(ii)	$13,832,000 aggregate principal amount of Old 2020 Floating Rate Notes; and

(iii)	$56,205,000 aggregate principal amount of Old 2019 Fixed Rate Notes;

Pursuant to the Cash Offers, the aggregate principal amounts of the Old Notes set forth below were validly tendered and accepted for purchase and subsequently cancelled:

(i)	$2,670,000 aggregate principal amount of Old 2019 Floating Rate Notes;

(ii)	$1,100,000 aggregate principal amount of Old 2020 Floating Rate Notes; and

(iii)	$67,427,000 aggregate principal amount of Old 2019 Fixed Rate Notes;

Following such cancellation, (i) $694,992,000 aggregate principal amount of Old 2019 Floating Rate Notes remained outstanding; (ii) $485,068,000 aggregate principal amount of Old 2020 Floating Rate Notes remained outstanding; and (iii) $1,126,368,000 aggregate principal amount of Old 2019 Fixed Rate Notes remained outstanding. Qualcomm is redeeming all such remaining outstanding Old Floating Rate Notes and Old 2019 Fixed Rate Notes as described under Item 2.04 above.

In connection with the settlement of the Exchange Offers, Qualcomm (i) issued $52,338,000 aggregate principal amount of its New 2019 Floating Rate Notes and paid aggregate total consideration of $130,845.00 for the Old 2019 Floating Rate Notes; (ii) issued $13,832,000 aggregate principal amount of its New 2020 Floating Rate Notes and paid aggregate total consideration of $34,580.00 for the Old 2020 Floating Rate Notes; and (iii) issued $56,205,000 aggregate principal amount of its New Fixed Rate Notes due 2019 and paid aggregate total consideration of $140,512.50 for the Old 2019 Fixed Rate Notes, in each case validly tendered and accepted pursuant to the Exchange Offers.

In connection with the settlement of the Cash Offers, Qualcomm paid aggregate total consideration of (i) $2,676,675.00 for the Old 2019 Floating Rate Notes, plus accrued and unpaid interest of $1,996.02; (ii) $1,102,750.00 for the Old 2020 Floating Rate Notes, plus accrued and unpaid interest of $849.82; and (iii) $67,595,567.50 for the Old 2019 Fixed Rate Notes, plus accrued and unpaid interest of $38,114.99, in each case validly tendered and accepted for purchase pursuant to the Cash Offers.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

4.1	Indenture, dated May 20, 2015, between the Company and U.S. Bank National Association, as trustee (incorporated herein by reference to Exhibit 4.1 to QUALCOMM Incorporated’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 21, 2015)

4.2	Officers’ Certificate, dated May 31, 2018, for the New 2019 Floating Rate Notes, the New 2020 Floating Rate Notes and the New 2019 Fixed Rate Notes

4.3	Form of Floating Rate Rule 144A Global Note due 2019

4.4	Form of Floating Rate Regulation S Global Note due 2019

4.5	Form of Floating Rate Rule 144A Global Note due 2020

4.6	Form of Floating Rate Regulation S Global Note due 2020

4.7	Form of 1.850% Rule 144A Global Note due 2019

4.8	Form of 1.850% Regulation S Global Note due 2019

4.9	Registration Rights Agreement, dated as of May 31, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALCOMM Incorporated

Date: June 5, 2018	By:	/s/ George S. Davis
George S. Davis
Executive Vice President and Chief Financial Officer